                                                                      EXHIBIT 99

                                   NYSE: EXC




                          Excellence-Execution-Exelon

                  Corbin A. McNeill, Jr., Chairman and Co-CEO
                      John W. Rowe, President and Co-CEO


                          Exelon Investor Conference
                               November 15, 2000


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NYSE: EXC

                               Important Notice:

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/ prospectus regarding the merger and in the reports filed with the Securities and Exchange Commission by PECO Energy Company, Unicom Corporation and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

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NYSE: EXC

                                Today's Agenda

 . Strategic Overview
   - John Rowe

 . Exelon Generation
   - Corbin McNeill, Oliver Kingsley, Ian McLean

 . Exelon Energy Delivery
   - Pam Strobel

 . Exelon Enterprises
   - Michael Egan

 . Financial Overview
   - Ruth Ann Gillis

 . Wrap-up and Final Q&A


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NYSE: EXC

                              The Power of Exelon

 . 46 GWs of low-cost generation*

 . A power marketing operation that optimizes value

 . Strong and steady earnings streams from regulated businesses

 . Access to 5M customers in deregulated markets

 . Financial scale to pursue growth in multiple segments of utility industry

 . A platform for future growth in the energy, telecommunications and energy-services arenas

* Includes 10 GW from pending Sithe acquisition


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                            What Differentiates Us

 . Sustained nuclear operational excellence led by industry's premier management team

 . A generation portfolio with a strong competitive advantage

 . An unwavering focus on financial and strategic discipline

 . Proven ability to execute and deliver on our commitments


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NYSE: EXC

                         Exelon's Integrated Strategy

[This slide is a diagram which illustrates the integrated strategy. The three main business segments are shown as interlocking trapezoids arranged horizontally: 1) Energy Delivery; 2) Generation and Power Marketing; 3) Enterprises. Extending under all of the trapezoids is a thin rectangle.]

[Legends in the trapezoids:]

Energy Delivery
---------------
significant and steady source of earnings for reinvestment in growth of the corporation

Generation and Power Marketing
------------------------------
primary growth vehicle in the near-term

Enterprises
-----------
positioning to provide longer term growth prospects

[Legend in the rectangle:]

Linking capabilities, assets and market presence to create continuous opportunities to build shareholder value

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                         Accountability and Ownership

 . Performance-based compensation with 55-75% of executive compensation "at-risk:"

   - Compensation specifically linked to corporate and business unit performance indicators

      . such as, earnings, cash flow, shareholder return, capacity factor, reliability performance, business development, etc.

   - Compensation structure includes long and short term incentives, including stock options and restricted grants

 . Stock ownership guideline based on a multiple of base salary established for officers

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                        Addressing Key Strategic Issues

 . Develop a corporate structure that optimizes opportunities

 . Increase scale through disciplined, opportunistic M&A strategy

 . Identify next round of generation opportunities

 . Make transmission an effective and profitable business

 . Develop premium pricing for premium service

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                            Our Commitments to You

 . Capture cost and revenue synergies of $265 M by 2003

 . Deliver on service reliability investments

 . Maintain top quartile nuclear plant performance

 . Sustain low cost advantage while expanding national generation portfolio

 . Leverage competencies into new market opportunities

 . EPS in 2001 of $4.50 growing at approximately 10% to $4.95 in 2002 and $5.40 in 2003


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                            Projected EPS to Common

[This slide is a vertical bar graph depicting projected earnings per share for the years 2001, 2002, and 2003.]

$/Share

2001         $4.50
2002         $4.95
2003         $5.40


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                                   NYSE: EXC



                               Exelon Generation



                  Corbin A. McNeill, Jr., Chairman and Co-CEO
                    Oliver Kingsley, Chief Nuclear Officer
                       Ian McLean, President, Power Team

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NYSE: EXC

                              Generation Strategy

 . Develop national generation portfolio with fuel and dispatch diversity

 . Grow asset portfolio through:
   . mergers/acquisitions
   . development
   . innovative technology
   . joint ventures
   . long term off-take contracts

 . Drive cost and operational leadership through proven fleet management and economies of scale

 . Optimize value of our low-cost position through power marketing expertise

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                Generation Growth and Optimization Initiatives

[This slide shows five interlocking puzzle pieces with a legend in each: upper left-hand corner: "Utilize core competency in nuclear operations"; upper right-hand corner: "Strategically expand clusters of generating capacity"; lower left-hand corner: "Future development work"; lower right-hand corner: "Asset portfolio balancing"; center of puzzle: "Diversified power trading operations".]


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                          Generation Supply Footprint

[This slide depicts a map of North America which identifies each of the National Electricity Reliability Council regions and indicates the amount of Exelon generation in each region:]

WSCC       200 MW
MAPP         0 MW
ERCOT    1,060 MW
SPP        800 MW
MAIN    21,700 MW
FRCC         0 MW
SERC     1,000 MW
ECAR         0 MW
MACC    11,000 MW
NPCC     6,400 MW Plus 3,600 MW under development

[The slide also contains three boxes with additional information:]

[First box:]
37,800 MW in operation
4,300 MW in construction
4,200 MW in development

46,300 MW* TOTAL

[Second box:]
plus 220 MW in construction and under development in Mexico

[Third box:]
plus 340 MW of CT peaking capacity currently under development

* includes 10.7 GW of capacity pending from purchases of Vermont Yankee, Sithe and Peach Bottom


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                            How We're Different....

 . Strategically integrated GenCo

   - Fully integrated assets and operations

   - Supply and distribution channels are open within one portfolio

 . Asset-backed physical deliverers

 . Large "native" retail hedge (ComEd and PECO)

 . Market driven

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                       Exelon Nuclear Business Strategy

 . To be the premier nuclear operator worldwide

 . To achieve that vision, we will ....

   . increase fleet output
   . improve fleet efficiency
   . sustain fleet operational excellence

 ... through a proven fleet management model, an experienced management team, engaged employees, and economies of scale

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                      Increasing Nuclear Fleet Production

Increase fleet capacity factor:
-------------------------------

 . Reduce average refueling duration from 30 to 20 days

 . Reduce forced outage rate from 2.6% to 1.5%

   . aggressively manage all threats to generation

   . improve material condition

 . Implement best-in-class operating practices fleet-wide

[This slide also contains a vertical bar chart showing projected average capacity factor for the fleet for the years 2000, 2001, 2002 and 2003. Indicated below each year are the number of refueling outages scheduled in that particular year.]

        Capacity   Refueling
Year     Factor     Outages
----    --------   ---------
2000      90.6      11 RFO's
2001      91.6       7 RFO's
2002      90.9      11 RFO's
2003      93.5       8 RFO's


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                       Refueling Performance Leadership

We've demonstrated world-class refueling outage experience:

 . 5 of 6 refuelings conducted this fall have been completed in (less than or equal to) 20 days

     - Two have set industry records

     - All 6 have been in top quartile

 . Exelon fleet plants have out-paced industry performance

 . The economic value of reducing outage duration by one day is ~ $400,000/unit

 . Refueling outage execution is a competitive differentiator

[This slide also contains a vertical bar chart showing, side by side, the average refueling outage duration in days during the years 1997, 1998, 1999, and 2000 for the U.S. Industry and Exelon.]

Year         U.S. Industry  Exelon

1997              64          58
1998              51          53
1999              40          30
2000              39          21


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                     More Capacity -- Increased Generation

Exelon Nuclear is adding capacity:

 . Planned power uprates on ten units -- 885 MW

 . Other planned capacity additions via modifications, feedwater flow improvement, etc. -- 175 MW

 . Planned purchase of additional 7% of Peach Bottom -- 164 MW

 . Combination of improved capacity factors and added capability will increase net generation through 2003

   - by approximately 9 million MWh

 . Equivalent to new 1200 MW unit, at an average cost of ~$205/kw

[This slide also contains a vertical bar chart showing the projected fleet net generation in millions of megawatt-hours for the years 2000, 2001, 2002, and 2003.]

Year         Fleet Net Generation
             (million MWh's)

2000                113.50
2001                115.33
2002                117.33
2003                122.44

---------------------------------------------------------------------
Average generation contribution to EPS: an add'l 1 million MWh equals approximately 6 cents per share.
---------------------------------------------------------------------

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                  Exelon Nuclear's Competitive Cost Advantage

The fleet has competitive operating costs:

 . Fleet aggregate cost is better than nuclear industry median

 . 7 of 10 plants are currently in nuclear best quartile for production cost

 . Exelon fleet fuel cost per MWh is in the industry best quartile

[This slide also contains a vertical bar chart showing the projected average production cost in dollars per megawatt-hour for the years 2000, 2001, 2002, and 2003. Also shown on the chart are reference lines for the 1999 Industry Median ($17.10) and the 1999 Top Quartile ($14.52).]

Year         $/MWh

2000         15.52
2001         14.16
2002         14.20
2003         13.46

-------------------------------------------------------------------------------
Reduce production cost by 14% by 2003 through lower cost and higher production.
-------------------------------------------------------------------------------

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                                AmerGen Summary

 . 2,335 MWs in portfolio, acquired at average cost of $30/kW

 . Approx. 90% of AmerGen's output in 2001 sold under PPAs; contracts expire
  2002-2004

 . Continue to pursue additional acquisitions, with recognition of increasingly competitive landscape

 . Estimate $65 M net income contribution in 2001

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                     Continued Cost Reduction Plans

 . O&M cost reduction of 8-10% between 2000-2003

   - Capture merger synergies

   - Bring economies of fleet scale to single unit sites

   - Planned staffing reductions to achieve standard "best in fleet"

   - Materials, equipment, services cost reductions through price, volume, consolidation synergies

 . Additional fuel cost reductions planned

   - Contract management, leverage

   - All aspects of fuel design and management

 . We will transfer knowledge of achieving low cost operations fleet-wide

2 cents per kilowatt-hour all-in cost target is competitive under any view of the future

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NYSE: EXC

                       Scale is a Competitive Advantage

 . Size brings benefit

   - Significant pool of expertise, experience

   - Nuclear industry strategic policy and program leadership

   - Economies of scale in commercial leverage, materials management, resource sharing

   - AmerGen partnership contributes to scale and leverage

 . Management team experience in:

   - Turnaround of poor performers

   - Improving good performers

   - Sustaining excellent performance

 . Transfer of expertise and best-in-class practices to new acquisitions

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                       A Low-Cost and Reliable Portfolio

Nuclear Power is Reliable and Cost-Competitive

 . Fuel price stability

 . Predictable, constructive nuclear regulatory environment

 . Clear path to life extension, license renewal

Exelon Nuclear Has Competitive Differentiators

 . Operational excellence resulting in nuclear safety

 . Low operating costs

 . Competitive balance sheet going forward

 . Demonstrated operating track record

 . Focus on excellent material condition

 . World-class refueling performance

 . Target -- breaker-to-breaker operations (no forced outages)

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                                  Power Team

Our goal is simple:

To be the World's Best Power Marketer.

[This slide shows a equilateral triangle inscribed with the words "Market Focused". Written at the top of the triangle is "Fuel Diversity"; at the lower left is "National Reach"; at the lower right is "Asset-based Portfolio". On each side of the triangle are words which indicate a link between the two points: between National Reach and Fuel Diversity is the word "Innovation"; between Fuel Diversity and Asset-based Portfolio is the word "Reliability"; and between Asset-based Portfolio and National Reach is the phrase "Competitive Costs".]

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                           Power Marketing Strategy

 . Lead industry in asset-based, market driven power marketing

 . Drive generation asset growth through Power Team's unique market knowledge and analytical expertise

 . Market focused portfolio that allows for sale of innovative premium products

 . Pursue financial trading to complement a physical portfolio

 . Manage risk through optimal mix of long and short-term supply obligations

[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Deliveries for the years 2001, 2002, and 2003 differentiated by 1) Affiliate Sales; 2) Market Sales, and 3) Sithe*.]

Year         Affiliate    Market    Sithe*     Total
               Sales      Sales

2001          107,000     77,000         0    184,000
2002          103,500     92,100         0    195,600
2003          103,300    100,300    30,000    233,600

* assumes acquisition of 100% of Sithe assets

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                               Extracting Value

 . Combined portfolio provides diverse platform to expand national reach

 . Geographic diversity of assets

   - Better utilization of owned transmission

   - improves asset utilization

   - enables market expansion

 . Diversity of generation mix enhances portfolio of higher margin, custom products

[This slide contains a vertical bar chart showing the projected market deliveries, in Gigawatt-hours, by geographic region for the year 2000.]

Region              2000 Projected
                  Market Deliveries

Mid-West                27,800
Mid-Atlantic            35,200
Northeast                7,200
South                   10,100
West                     2,900
Sithe*                  10,000

* Includes projected sales related to the pending Sithe acquisition

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                    Combining Portfolios to Enhance Margins

[This slide shows a diagram which illustrates how combining this portfolio will enhance margins. There are four ovals, one at each corner of the slide, surrounding a central oval. Arrows point from each outer oval to the central oval. The central oval is inscribed "Premium Product Sales"; the outer ovals are inscribed: upper left-"ComEd Generation"; upper right- "PECO Generation"; lower left- "AmerGen Generation"; and lower right- "Contracted Supply". ComEd Generation is associated with "Midwest Base Load in winter, Spring, and Fall". PECO Generation is associated with "Mid-Atlantic Intermediate and Peaking Year-round". AmerGen Generation is associated with "Base load Year-round". Contracted Supply is associated with "Regionally Diverse Intermediate and Peaking". Between the ComEd Generation and the PECO Generation ovals is the phrase: "Decreased costs from combining supply resources". Between the AmerGen Generation and the Contracted Supply ovals is the phrase: "Increased revenue from enhanced product offerings".]


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                              Margin Enhancements

Primary benefits from combining portfolio:

 . Portfolio synergy (lower cost of supply/higher sales revenue)

 . Redundant transmission savings

 . O&M savings by combining trading floors

[This slide also contains a vertical bar chart showing the projected operating profit in millions of dollars for the years 2001, 2002, and 2003.]

Year    Operating Profit

2001      $32 million
2002      $62 million
2003      $75 million


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NYSE: EXC

                             Value-Creating Growth

 . Sithe acquisition

   - 49.9% by 2001, remainder in 3-5 years

 . 500 MW of new peaking capacity

   - 160MW sited in LaPorte, TX in agreement with Air Products for summer 2001

 . Continuous Portfolio Growth Strategy for Target Regions

   - Asset Acquisitions

   - Long-Term Off-take Agreements

   - Joint-Ventures


[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Supply for the years 2001, 2002, and 2003 differentiated by 1) Owned Assets; 2) EME, 3) Acquisitions/Growth and 4) Sithe*.]

Year    Owned Assets     EME        Acq./Growth         Sithe*      Total

2001      123,000       31,000         30,100              0       184,100
2002      125,000       20,000         51,000              0       196,000
2003      129,400        9,000         65,200           30,000     233,600

* assumes acquisition of 100% of Sithe assets

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NYSE: EXC

                          Our Competitive Advantages

 . Firm transmission positions and competency

 . Generation Supply - low cost base-load nuclear balanced with fossil acquisitions, development and contract positions

 . Native load hedge and physical delivery expertise

 . Generation development and fossil fuel management skills acquired

 . Active and experienced in the deregulating environment.


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NYSE: EXC

                          GenCo Financial Projections

                         2001
                        ------

Revenue                 $6.4 B

Gross Margin            $2.9 B

O&M / A&G               $1.4 B

EBIT                    $980 M


CapEx                   $950 M

-------------------------------------------
                2001-2003
                ---------

Revenue growth 12%

 . Increasing Volume

   - 15% annual market sales growth

 ...despite:

 . Declining forward curves

   - 10% reduction over 2001-2003 timeframe

-------------------------------------------


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                          GenCo Financial Projections

                         2001
                        ------

Revenue                 $6.4 B

Gross Margin            $2.9 B

O&M / A&G               $1.4 B

EBIT                    $980 M


CapEx                   $950 M

-----------------------------------------
               2001-2003
               ---------

EBIT growth (greater than)35%

 . Premium product focus

 . Stable O&M / A&G

 . Equity earnings growth: AmerGen & Sithe

 ...despite:

 . Continued commoditization

-----------------------------------------


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NYSE: EXC

                          GenCo Financial Projections

                         2001
                        ------

Revenue                 $6.4 B

Gross Margin            $2.9 B

O&M / A&G               $1.4 B

EBIT                    $980 M


CapEx                   $950 M


------------------------------------------------
                   2001-2003
                   ---------

CapEx increase due to:

 . Sithe and additional development opportunities

 . Continued AmerGen investments

 . Targeted reinvestment in existing assets

------------------------------------------------


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                                   NYSE: EXC



                                  Questions?



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NYSE: EXC




                            Exelon Energy Delivery



                                Pamela Strobel
                       President, Exelon Energy Delivery

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NYSE: EXC

                           Energy Delivery Footprint

[This slide contains a graphic image depicting the Continental United States and ovals containing the following data:]

Chicago
-------
3.4 M Customers
90,500 GWh Sales

Philadelphia
------------
1.5 M Customers
0.4 M Gas Customers
35,000 GWh Sales

Exelon Energy Delivery
----------------------
4.9 M Customers
0.4 M Gas Customers
125,500 GWh Sales

[The Chicago and Philadelphia ovals are each linked to the Exelon Energy Delivery oval by arrows.]



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NYSE: EXC

                           Energy Delivery Strategy

[This slide shows a diagram of three stacked rectangles, decreasing in width from bottom to top. The bottom rectangle is divided into three sections linked by arrows and labeled from left to right: 1) "Deliver Reliable Service"; (leads
to) 2) "Improve Customer Service"; (leads to) 3) "Sustain Productive Regulatory Relationships". The middle rectangle is labeled "Maximizing Value from Assets". The top rectangle is labeled "Optimize Opportunities".]



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NYSE: EXC

                         Improving ComEd's Reliability

[This slide shows two line graphs side by side. The first graph shows the average number of interruptions from December 1998 through October 2000. The graph indicates a 32% improvement since December 1998.]

12 Months                 Average Number
Ending                   of Interruptions

Dec-98                          2.18
Jan-99                          2.17
Feb-99                          2.21
Mar-99                          1.82
Apr-99                          1.82
May-99                          1.76
Jun-99                          1.72
Jul-99                          1.83
Aug-99                          1.74
Sep-99                          1.69
Oct-99                          1.66
Nov-99                          1.49
Dec-99                          1.49
Jan-00                          1.41
Feb-00                          1.44
Mar-00                          1.43
Apr-00                          1.48
May-00                          1.60
Jun-00                          1.52
Jul-00                          1.35
Aug-00                          1.40
Sep-00                          1.46
Oct-00                          1.48

[The second line graph shows the average duration of interruptions from December 1998 through October 2000. The graph indicates a 46% improvement since December 1998.]

12 Months                 Average Duration
Ending                    of Interruptions
                             (Minutes)

Dec-98                          269
Jan-99                          273
Feb-99                          274
Mar-99                          212
Apr-99                          211
May-99                          205
Jun-99                          195
Jul-99                          205
Aug-99                          184
Sep-99                          176
Oct-99                          175
Nov-99                          136
Dec-99                          136
Jan-00                          136
Feb-00                          132
Mar-00                          131
Apr-00                          134
May-00                          158
Jun-00                          154
Jul-00                          129
Aug-00                          138
Sep-00                          141
Oct-00                          144


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                   Reliability - Becoming An Industry Leader

 . Maintaining the infrastructure

     ComEd

     . Catching up to get systems in order

     . Replacing older equipment

     PECO

     . Maintaining good record on outage frequency

     . Improving outage duration

 . Managing outages

   - Specific programs:  tree-trimming, sectionalizing

   - Re-engineering storm response protocols


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NYSE: EXC

                      Reliability: Keeping Up With Growth

[This slide contains a line graph showing historical Chicago load projections in Megawatts for the years 1990 through 2000. From the year 2000 through 2005 there are three possible projections: low projection - Without Data Centers; medium projection - With Data Centers (Minimum Estimate); and a high projection - With Data Centers (High End estimate).]

Year              Without            With Data Centers       With Data Centers
                Data Centers         (Minimum Estimate)     (High End Estimate)

1990                4723                    4723                    4723
1991                4707                    4707                    4707
1992                4262                    4262                    4262
1993                4536                    4536                    4536
1994                4524                    4524                    4524
1995                4946                    4946                    4946
1996                4745                    4745                    4745
1997                4693                    4693                    4693
1998                4869                    4869                    4869
1999                5310                    5310                    5310
2000                5428                    5428                    5428
2001                5576                    5668                    5760
2002                5699                    5900                    6101
2003                5796                    6046                    6296
2004                5884                    6134                    6384
2005                5964                    6214                    6464


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           Technology Related Growth In Chicago

"City's future promising as tech center, pros say"
   - Chicago Sun-Times, Nov. 10, 2000

"Telecom hotels occupying developers' dreams"
   - Chicago Tribune, Nov. 8, 2000

ComEd's service territory includes the 4th fastest growing digital economy in the country.
   - Technology Today For Chicago's Tomorrow, Nov. 2000

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NYSE: EXC

                 Optimizing Opportunities From Demand Growth

Internet "Hotels"

 . High demand for data centers in both cities

   - Chicago has 24 applications for Server Hotels

   - Would add 600 mw of power demand

   - Equivalent to 40% of total current load in downtown Chicago

 . 99.9999% reliability expectation

   - Targeted pricing for premium services

   - Within rate caps and existing tariffs

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NYSE: EXC

                         Financial Projections - 2001

                                        $ Million
                                        ---------

Revenues                                 $ 9,580

Gross Margin                             $ 5,380

Operating Expenses                       $ 1,750

EBITDA                                   $ 3,620

EBIT                                     $ 2,460


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NYSE: EXC

                          Capital Projections - 2001

CapEx
-----

PECO                    $0.26 B

ComEd                   $0.90 B
                        -------

Total                   $1.16 B

[This slide also contains a pie chart which shows the relative proportion of capital expenditures by type.]

New Business                            20%
Capacity/Reliability                    65%
Other                                   15%


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NYSE: EXC

                        Improving Customer Satisfaction

 . Targeting top quartile performance

 . Key drivers:

   - Reliability every day

   - Improving storm response

   - Customer communications

      . timely, accurate information

   - Putting customers first

      . streamlined processes

      . self-service options

[This slide also contains a vertical bar chart showing the projected rating of Exelon Energy Delivery on the American Customer Satisfaction Index for the years 2000, 2001, 2002 and 2003. Also shown for reference is the rating of the Industry Top Quartile (78).]

Year                  Rating
                    (Out of 100)

2000                    66
2001                    72
2002                    75
2003                    78

Industry Top Quartile Rating = 78


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                         Maximizing Value From Assets

 . Driving down costs

   - Improving work processes

   - Improving productivity

   - Operational excellence:  best practices and benchmarking

 . Realizing synergies

   - Accomplishing merger plans

   - Finding new areas of savings

 . Standardizing the Energy Delivery platform



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NYSE: EXC

                           Restructuring Is Working

Chicago
-------
 . The transition is working smoothly; the marketplace is developing

 . New generation is being proposed and built in Illinois

Philadelphia
------------
 . 1/2/00 customer choice fully phased-in

 . PECO will meet 35% residential hurdle by 1/1/01

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NYSE: EXC

                   Optimizing Opportunities From Technology

Automated Meter Reading (AMR)

 . Starting in Philadelphia - complete AMR installation underway

 . Realizing operational savings

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NYSE: EXC

                           Transmission Developments

 . Exelon withdrawing ComEd's system from Midwest ISO

   - Subject to regulatory approval

 . ComEd joining the Alliance Regional Transmission Organization

   - Facilitates transactions to and from East

   - Expected to be operational by year-end 2001


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NYSE: EXC

                                    Summary

 . Protecting and enhancing the regulated revenue stream

   - Improving reliability and customer satisfaction

 . Positioning for future positive regulatory outcomes

 . Cost management

 . Additional opportunities

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                                   NYSE: EXC


                                  Questions?



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

                                   NYSE: EXC



                              Exelon Enterprises


                                Michael J. Egan
                      President & CEO, Exelon Enterprises



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NYSE: EXC


                          Exelon Enterprises Strategy

 . Leverage Exelon's:

   - physical assets

   - customer relationships

   - competencies: energy, energy services, infrastructure management and telecommunications

 . To generate value from:

   - utility outsourcing of construction and maintenance

   - rapid growth of voice, video and internet

   - consumers' need for energy services

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NYSE: EXC

                             Strategic Priorities

 . Competency-based development strategy

 . Develop pipeline of viable growth businesses

 . Create opportunities to extract value from customer relationships

 . Rationalize existing investments

Exercise unrelenting financial discipline

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NYSE: EXC

                   Combined Portfolio Creates Opportunities

[This slide shows in a pictorial fashion the businesses, skills, and principal markets of the PECO and Unicom companies:]


                          PECO                             Unicom
                   -----------------------           --------------------
Businesses           Infrastructure Svcs               Mechanical Svcs

                          Telecom                      Energy Solutions

                       Electric Sales                     Gas Sales



Skills             Infrastructure Mgmt                     Customer
                   & Energy Logistics                      Solutions



Principal           Telecom, Electric                  Small & Mid-sized
Markets               Gas Utilities                       Businesses




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NYSE: EXC

                         A Customer Focused Portfolio

[This slide depicts a circle formed by three overlapping arrows rotating counter-clockwise on the circumference. Inside each arrow is a legend: 1) "EIS";
2) "Telecom", and 3) "Energy Services and Supply". In the center of the circle in bold face is the word "Customer". Surrounding the entire composition is another bold circle which is indicated to be "Exelon Capital Partners"]



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NYSE: EXC

                        Building the Infra-Com Concept

[This slide shows a simple line diagram on two intersecting axes. The vertical axis is noted as "Developing Competencies". The horizontal axis is noted as "Market Opportunities". From the origin of the axes, an arrow extends diagonally through three overlapping regions. The arrow is solid through the first two regions and dashed through the third region and beyond. The first region is indicated as "Regional Telecom, Infrastructure and Mechanical Services Businesses". The next region, which encompasses in its entirety this first region, is indicated as "National Infrastructure Services and Mechanical Services Businesses". The third region, which encompasses the first two, is indicated to be "National Telecom, Infrastructure Services and Energy Solutions Businesses."


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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services

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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

 . Exelon Energy Supply

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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

 . Exelon Energy Supply

 . Exelon Thermal

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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

 . Exelon Energy Supply

 . Exelon Thermal

 . Exelon Communications


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NYSE: EXC

                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

 . Exelon Energy Supply

 . Exelon Thermal

 . Exelon Communications

 . Exelon Capital Partners

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                                   NYSE: EXC


                        Financial Performance Forecast



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NYSE: EXC


                       Enterprises Financial Projections

                                         2001
                                        ------

Revenue                                 $  3 B

EBITDA                                  $140 M

EBIT                                    $ 60 M

Net Income                              $(15 M)


CapEx                                   $550 M



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                                   NYSE: EXC


                                  Questions?



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                                   NYSE: EXC



                           Exelon Financial Overview


                                Ruth Ann Gillis
                            Chief Financial Officer



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NYSE: EXC

                            Projected EPS to Common

[This slide is a vertical bar graph depicting projected earnings per share for the years 2001, 2002, and 2003.]

               $/Share

2001            $4.50
2002            $4.95
2003            $5.40


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NYSE: EXC

                    2001: Earnings Expectations Adjustments

Original earnings expectations for 2001               $ 4.20  / share

Increased O&M & Depreciation
in Energy Delivery                                    $(0.30) / share

Lower Intangible/Regulatory Asset Amortization        $ 0.60  / share

  - Reduced intangible/regulatory asset from $1B
    to $300 MM
  - Partially offset by increased goodwill of $700MM
  - Net 2001 amortization reduced $185 MM
                                                      ---------------
Revised earnings expectations for 2001                $ 4.50  / share

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NYSE: EXC

                          2001 Financial Projections

($ in millions, except per share data)
                                                   2001
                                                  ------

              Revenue                            $15,300

              Fuel & Purchased Power               4,600

              Operating Expenses                   5,700

              EBIT                                 3,500

              Net Income to Common                 1,430

              Avg. Shares Outstanding                318

              Earnings Per Share                   $4.50


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NYSE: EXC

                  2001 Projected Earnings by Business Segment

[This slide shows a pie chart with the 2001 projected earnings, in millions of dollars, from the three business segment: GenCo; Energy Delivery; and Enterprises:]

Segment            EBIT

GenCo             $  980
Energy Delivery   $2,460
Enterprises       $   60
                  ------
Total 2001 EBIT   $3,500 MM


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NYSE: EXC

                   2001 Projected CapEx by Business Segment

[This slide shows a pie chart with the 2001 projected Capital Expenditures, in millions of dollars, for the four business segments: GenCo; Energy Delivery; Enterprises, and BSG/CC:]

Segment            CapEx

GenCo             $  950
Energy Delivery   $1,160
Enterprises       $  550
BSG/CC            $   40
                  ------
Total 2001 CapEx  $2,700 MM


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NYSE: EXC

                                Key Assumptions

                                   2001              2002              2003
                                  ------            ------            ------
Nuclear Capacity Factor              92%               90%              93%

Total GenCo Sales (GWh)          183,970            195,640          203,530

Total Delivery Sales (GWh)       125,500            127,700          130,700

Tot. Unreg. Retail Sales (GWh)    10,850             16,670           21,180

Volume Retention
    PED                              65%               64%              64%
    CED                              86%               81%              80%

Market Clearing Price ($/MWh)              ~$34   ---------->   ~$30

Merger Synergies ($MM)              $135              $225             $265

Effective Tax Rate                   38%               38%              38%


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NYSE:EXC

               Rules of Thumb

-/+ 1% Load Growth = -/+ $0.06 EPS

-/+ 1% Capacity Factor = -/+ $0.07 EPS

-/+ $1 Wholesale Market Price = -/+ $0.07 EPS

- 1% Effective Tax Rate = + $0.09 EPS


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NYSE: EXC

                      Long Range Plan Drivers (2001-2003)

 . Cost synergies and revenue enhancements

 . Increased nuclear generation and efficiency improvements

 . Power marketing wholesale volume growth and market prices

 . AmerGen

 . Sithe

 . Enterprises growth

 . Customer choice

 . Capital expenditures

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NYSE: EXC

                    Purchase Accounting Overview - Goodwill


                                            $ Billions
                                            ----------

        Purchase Price                         $ 5.9
        Less: UCM Book Value                     3.7
                                               -----
        Merger Related Goodwill                $ 2.2

        Plus: Goodwill resulting
              from Fair Value Write-down         2.4
                                               -----
        Total Goodwill                         $ 4.6*
                                               =====

* Goodwill will be amortized over 40 years. In addition, $300 million of regulatory asset will be amortized over the years 2001 - 2003.

PRELIMINARY, SUBJECT TO AUDIT



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NYSE: EXC

                    Purchase Accounting Overview - Goodwill

   ($billions)                  Proxy Statement               Current
                                ---------------               -------

   Merger Related Goodwill          $2.293                    $2.250

   Fair Value Goodwill               1.550                     2.341

   Intangible Asset                  1.000                     0.300
                                    ------                    ------

   Total                            $4.843                    $4.891
                                    ======                    ======

PRELIMINARY, SUBJECT TO AUDIT


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                                   NYSE: EXC



                                  Questions?



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